The Cronos Group

CERTIFICATIONS
(Exchange Act Rule 13a-14)

     Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of The Cronos Group (the “Company”) on Form 10-Q for the period ended September 30, 2002, as filed with the Securities and Exchange Commission (the “Report”), I, Peter J Younger, the Chief Financial Officer of the Company, certify, based on my knowledge, that:

(i)	The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and,

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

November 12, 2002

/s/   PETER J YOUNGER
Peter J Younger
Chief Financial Officer

*	This certification, required by Section 906 of the Sarbanes-Oxley Act of 2002, other than as required by Section 906, is not deemed to be “filed” with the Commission or subject to the rules and regulations promulgated by the Commission under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of said Act.